                                                                   Exhibit 10.45

                                                                     Translation

                                 AMENDMENT 1 TO:

     Agreement For The Purchase Of Telular Fixed Telephony Digital Cellular
              Telephones, dated September 13, 2000 (the Agreement)


FIRST CLAUSE.  PURPOSE

Is hereby amended to add, in the first paragraph thereof, after "September 13, 2000" the following phrase "and Purchase Order No. 7400000192, dated June 14, 2002, which includes two (2) products: [*] SX4D TDMA-800 0.6 Watt Voice Deskphones and [*] 13 dB Yagi Antennas (the "2002 Purchase")."

Is hereby further amended to acknowledge changes to the SX4D TDMA-800 0.6 Watt Voice Deskphone as described in the revised Technical Description attached in
Exhibit 1. It is understood and agreed that all such changes were formally requested by Radiomovil DIPSA S.A. de C.V. "DIPSA" and that such changes do not affect in any way the functionality and performance required by Radiomovil DIPSA S.A. de C.V. "DIPSA" for the SX4D TDMA-800 0.6 Watt Voice Deskphone units.

SECOND CLAUSE.  PRICES

Is hereby amended to add, at the end of the first paragraph, the following: "The unit price agreed for the 2002 Purchase of fixed digital cellular telephones is [*] and the unit price agreed to for 13 dB Yagi Antennas is [*] by MANUFACTURER to SUPPLIER, as stated in a PO from SUPPLIER to MANUFACTURER, FOB Brownsville, Texas, U.S.A."

Is hereby further amended to add, at the end of the second paragraph, the following: "The unit price agreed for the 2002 Purchase of fixed digital cellular telephones is [*] and the unit price agreed to for 13 dB Yagi Antennas is [*] by SUPPLIER to DIPSA, as stated in PO No.

7400000192 placed in the DIPSA warehouses, plus value added tax. The prices are itemized in the purchase order attached in Exhibit 3, which forms an integral part of the Agreement."

Is hereby further amended in the fourth paragraph by adding at the end of the first sentence: "and the 2002 Purchase of [*] units and [*] 13dB Yagi Antennas", and in the second sentence replacing "fifteen (15) months" with "twenty-seven
(27) months" to extend Radiomovil DIPSA S.A. de C.V. DIPSA's opportunity to purchase units hereunder."

THIRD CLAUSE. FORM AND TERMS OF PAYMENT

The second paragraph is hereby amended to add: "For the 2002 Purchase, SUPPLIER shall pay MANUFACTURER within 30 days of delivery to Brownsville, Texas, USA. MANUFACTURER will provide SUPPLIER a 2% discount (or USD[*]) for payments made within seven (7) days of delivery to Brownsville, Texas, USA."

The third paragraph is hereby amended to add: "For the 2002 Purchase, DIPSA shall pay SUPPLIER within 30 days of delivery of the equipment to each of the DIPSA warehouses, upon delivery of the invoices and the applicable supporting documentation.

FOURTH CLAUSE: FORMS AND CONDITIONS OF DELIVERY

The chart in the second paragraph is hereby amended to add: "The delivery times for the 2002 Purchase are specified in PO No. 7400000192 with the following delivery schedule:

--------------------------------------------------------------------------------
          CELLULAR UNITS          ANTENNA UNITS              DELIVERY DATE
--------------------------------------------------------------------------------
                [*]                    [*]                  August 31, 2002
--------------------------------------------------------------------------------
                [*]                    [*]                  September 2002
--------------------------------------------------------------------------------
                [*]                    [*]                   October 2002
--------------------------------------------------------------------------------
                [*]                    [*]                   November 2002
--------------------------------------------------------------------------------
                [*]                    [*]                   December 2002
--------------------------------------------------------------------------------

SIXTH CLAUSE. WARRANTIES

For the 2002 purchase, the second sentence of the first paragraph is hereby amended, where it says "or fifteen (15) months from the date of shipment, whichever is less" by replacing it with the following text: "or up to twenty-four (24) months from the date of shipment, as the maximum period for warranty claims by Radiomovil DIPSA S.A. de C.V. DIPSA.

For the 2002 purchase, the second paragraph describing the Section "Replacement with New Units", where it says "fifteen (15) days from the time received by DIPSA and with less than 60 minutes of use (internal counter) shall be exchanged on an express basis" is hereby amended by replacing it with the following:
"fifteen (15) days from installation or invoice to DIPSA's customer cellular phone user and with less than sixty (60) minutes of use (internal counter), shall be exchanged on an express basis." At the end of the second paragraph, the following text shall be added: "In order for DIPSA to obtain replacement with new equipment, DIPSA must verify, with the original of the bill of sale to the end consumer user, that the cellular phone has fifteen (15) or fewer days from installation or invoice."

For the 2002 purchase, at the end of the Section "Replacement with New Units", the following title is added: "CONDITIONS FOR ENFORCING THE WARRANTY FOR REPLACEMENT OF NEW UNITS", and the following text is added:

"The conditions for enforcing the warranty for defects out of the box, or replacement warranty, shall be the conditions verifying that the unit has not been used for a purpose other than that for which it was designed (residential telephone), that there exists no evidence of abuse or misuse by the end user or customer, that there be no physical damage caused by striking and/or falling and that the defect was not caused by damage due to water, liquids or any kind of chemicals, that damage was not due to electrical discharges in AC input or by atmospheric electrical discharges (lightning). In the event that any of the preceding conditions are verified by the Manufacturer or its Representative, the Manufacturer's warranty and penalties described in the Sixth Clause hereof, shall be completely null and void. In addition, certain circumstances are described expressly, but not without limitation, that cancel the warranty set forth in this agreement: antenna breakage, screen breakage, breakage of retractile and/or feeder cables; breakage of plastic cover, keypad and/or earpiece; damage due to water, steam, moisture or any other chemical and/or liquid agent; unit has incomplete external and/or internal parts; unit is incomplete or does not include Manufacturer's original parts; unit is worked on or altered by service centers not authorized by the Manufacturer."

For the 2002 purchase, at the end of the section "Equipment Repair", the following title is added: "CONDITIONS FOR ENFORCING THE WARRANTY FOR EQUIPMENT REPAIR", and the following text is added:

"The conditions for enforcing the equipment repair warranty are as follows:

     -    The unit shows no evidence of moisture or spilled liquids

     - There exists no abuse of the unit and no damage by striking and/or falling

     -    It has not been damaged by electrical discharges

     - The unit has not been altered or worked on by personnel not authorized by the Manufacturer"

For the 2002 purchase, at the end of the preceding text and before the Seventh Clause, the following section is added: "PENALTIES FOR NON-PERFORMANCE OF WARRANTY" with the following text:

"In the event that the damaged equipment submitted to the Manufacturer or its Representative are not repaired within ten (10) business days from the date on which the Manufacturer or its Representative receives the equipment, the Manufacturer or its Representative shall have the option, within said ten (10) business days, to replace the damaged unit with a like-new properly functioning reconstructed unit. If the Manufacturer or its Representative does not return, after ten (10) business days (except for holidays recognized as such by the Manufacturer and DIPSA, in which case an extension of ten (10) days shall be agreed) the unit submitted for repair or the above-mentioned replacement unit, and the manufacturer agrees that it has not complied with these conditions, DIPSA shall have the option to deduct from its accounts payable to the Supplier, [*], plus 15% for Value Added Tax, for a total of [*] for each unit not returned, and in that case, the Manufacturer shall pay to the Supplier the amount of [*].

TENTH CLAUSE. OBLIGATIONS OF DIPSA

The obligation in the second paragraph is hereby amended by adding: "and accept all [*]units and [*] 13 dB Yagi Antennas for the 2002 Purchase."

TWELFTH CLAUSE. OBLIGATIONS OF THE MANUFACTURER

The obligation in the second paragraph is hereby amended by adding: "and manufacture all [*] units and [*] 13 dB Yagi Antennas for the 2002 Purchase"


SIXTEENTH CLAUSE. TERMINATION OF THE AGREEMENT

Paragraph A is hereby amended to add after "[*] contracted hereunder": "and the [*] unit and [*] 13 dB Yagi Antenna 2002 Purchase".

EXHIBIT 1

Exhibit 1 is hereby amended by adding the revised Technical Description document that reflects the changes to the SX4D TDMA-800 0.6 Watt Voice Deskphone for the 2002 Purchase.

EXHIBIT 3

Exhibit 3 is hereby added to this agreement (Copy of Purchase Order No. 7400000192).

This Amendment 1 is read, signed and ratified in duplicate in Mexico, D.F., on June 20, 2002, as the true expression of their will and does not contain any provisions to the contrary, representing fraud, injury or bad faith with respect to the parties.

For RADIOMOVIL DIPSA, S.A. DE C.V.:                   For BRIGHTSTAR DE MEXICO, S.A. DE C.V.:

RADIOMOVIL DIPSA, S.A. DE C.V.                        BRIGHTSTAR DE MEXICO, S.A. DE C.V.

Lago Alberto No. 366                                  Av. Industria N(degree)35
Col. Anahuac, C.P. 11320                              Col. San Pablo Xalpa C.P. 54170
Mexico, D.F.                                          Tlalnepantla Edo. De Mexico

[signed]                                              [signed]
JOSE MORALES DUARTE                                   DIEGO GUILLERMO LOPEZ CARBAJAL
Assistant Purchasing Director                         Legal Representative

For TELULAR CORPORATION

(MANUFACTURER):

TELULAR CORPORATION
647 N. Lakeview Parkway
Vernon Hills, IL 60061 U.S.A.
[Signed]
KENNETH E. MILLARD
President and Chief Executive Officer

                                    WITNESSES

[signed]                                              [signed]
VICTOR ANAYA MOLINA                                   JULIO SIBERIO RODRIGUEZ
Purchase Manager                                      Vice President of Sales, CALA
RADIOMOVIL DIPSA, S.A. DE C.V.                        TELULAR CORPORATION

                                    EXHIBIT 3

              DIPSA Purchase Order to SUPPLIER dated June 14, 2002

                                                                     Translation


------------------------------------------------------------------------------------------------------------------------------------
TELCEL                       BRIGHTSTAR DE MEXICO, S.A. DE C.V.          **BY SUPPLIER **             ** ACCORDING TO CONTRACT **
Digital PCS
                             Av. Industria #35                           **AT LOCAL WAREHOUSES OF
Lago Alberto No. 366         San Pablo Xalpa                             TELCEL ACCORDING             PAYABLE 30 DAYS WITHOUT
Col. Anahuac, 11320          Tlalnepantla                                TO PURCHASE ORDER**          INTEREST
Mexico, D.F.                 MX                                                                       See purchase order details
                             54170                                       See purchase order details
                             Tel. 5553339260                                                          FROM RECEIPT OF DOCUMENTS

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
7400000192                                        00        00   0000    WAREHOUSE: GOODS TO BE
                                                                         DELIVERED TO
                                                                         (OPTIONAL INVOICE TO:)
                                                                         See purchase order details
------------------------------------------------------------------------------------------------------------------------------------
                                       6.14.2002  6.30.2002  TCAC
------------------------------------------------------------------------------------------------------------------------------------
6.14.2002         1 OF 3     PLEASE CITE THIS NUMBER ON ALL
                             CORRESPONDENCE, DOCUMENTS AND
                             PACKING

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
00010      /7001987          TELULAR DIGITAL PHONECELL SX4D              00   00  0000      [*]  UNIT             [*]          [*]
           TLE00001
------------------------------------------------------------------------------------------------------------------------------------
00020      /50000131         YAGI ANTENNA  JRGR-10-900 13 dB TMC TFR     00   00  0000      [*]  UNIT             [*]          [*]
           TPRANTJBSR10900

                                                                                                             Subtotal          [*]
                                                                                                                  VAT          [*]

                                                                                                            Total USD          [*]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                [*]U.S. DOLLARS AND [*] CENTS


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                         [signed]
         GUADALUPE TANAKA PEREZ     JOSE MORALES DUARTE
         Purchasing Manager         Assistant Purchasing Director
------------------------------------------------------------------------------------------------------------------------------------


TELULAR MODEL PHONECELL SX4D TDMA-800 DESKPHONE

DESCRIPTION OF THE LISTED EQUIPMENT IS FOUND IN:

THE AGREEMENT SIGNED BY RADIOMOVIL DIPSA S.A. DE C.V., BRIGHTSTAR DE MEXICO AND TELULAR CORPORATION ON SEPTEMBER 13, 2000 AND THE FIRST AMENDMENT TO THE AGREEMENT FOR THE PURCHASE OF FIXED TELEPHONY DIGITAL CELLULAR TELEPHONES ENTERED INTO ON JUNE 20, 2002.

NOTE: THIS PURCHASE ORDER IS SUBJECT TO THE PROVISIONS OF THE AGREEMENT BETWEEN RADIOMOVIL DIPSA S.A. DE C.V., BRIGHTSTAR DE MEXICO AND TELULAR CORPORATION ON SEPTEMBER 13, 2000 AND THE FIRST AMENDMENT TO THE AGREEMENT FOR THE PURCHASE OF FIXED TELEPHONY DIGITAL CELLULAR TELEPHONES ENTERED INTO ON JUNE 20, 2002.

** WARRANTY **

AGREEMENT BETWEEN RADIOMOVIL DIPSA S.A. DE C.V., BRIGHTSTAR DE MEXICO AND TELULAR CORPORATION ON SEPTEMBER 13, 2000 AND THE FIRST AMENDMENT TO THE AGREEMENT FOR THE PURCHASE OF FIXED TELEPHONY DIGITAL CELLULAR TELEPHONES ENTERED INTO ON JUNE 20, 2002.

*** NOTES ***

**REQUESTING PARTY -FIXED SERVICES MANAGEMENT REGIONS 01 TO 09 / BERTHA LIMON / JOSE VASQUEZ GOMEZ **

** PAYMENT TERMS **

30 DAYS AGAINST DELIVERY OF EQUIPMENT TO WAREHOUSES OF RADIOMOVIL DIPSA AND PRESENTATION OF INVOICE.

BASED ON TELCEL'S POLICY, SUPPLIER MUST INVOICE IN THE SAME CURRENCY AS THIS PURCHASE ORDER.

** TIME OF DELIVERY **

SUPPLIER WILL MAKE DELIVERY ACCORDING TO THE FOLLOWING SCHEDULE:

         CELLULAR UNITS                     ANTENNAS

              [*]                               [*]  UNITS  AUGUST 2002
              [*]                               [*]  UNITS  SEPTEMBER 2002
              [*]                               [*]  UNITS  OCTOBER 2002
              [*]                               [*]  UNITS  NOVEMBER 2002
              [*]                               [*]  UNITS  DECEMBER 2002
TOTAL         [*]                               [*]  UNITS

UPON RECEIPT OF PURCHASE ORDER, SUPPLIER ACCEPTS ALL CONDITIONS SET FORTH IN THE AGREEMENT.

DELIVERY SHALL BE FOR THE EXCLUSIVE ACCOUNT AND RESPONSIBILITY OF SUPPLIER UP TO THE WAREHOUSES INDICATED BY RADIOMOVIL DIPSA S.A. DE C.V.

PURCHASE ORDER 7400000192, SUPPLIER MAY NOT PROVIDE OR MAKE ANY COLLECTION WITH THIS PURCHASE ORDER

THIS PURCHASE ORDER SHALL BE FURNISHED BASED ON PARTIAL SHIPMENTS THAT RADIOMOVIL DIPSA S.A. DE C.V. SHALL DELIVER TO SUPPLIER IN DUE COURSE.

THE TOTAL DELIVERY TIME STIPULATED IN THIS PURCHASE ORDER SHALL BE FROM THE DATE OF RECEIPT OF SAID ORDER BY SUPPLIER. OTHERWISE PENALTIES ARE IMPOSED FROM SAID DATE.

ALL EQUIPMENT AT THE TIME OF DELIVERY SHALL HAVE THE REQUIRED SEAL AND APPROVAL OF RADIOMOVIL DIPSA S.A. DE C.V IF NOT, SAID EQUIPMENT WILL NOT BE ACCEPTED AT THE WAREHOUSES OF RADIOMOVIL DIPSA, S.A. DE C.V.

ALL EQUIPMENT AT THE TIME OF DELIVERY SHALL HAVE THE NEW PACKING REQUIRED AND APPROVED BY RADIOMOVIL DIPSA S.A. DE C.V. IF NOT, SAID EQUIPMENT WILL NOT BE ACCEPTED AT THE WAREHOUSES OF RADIOMOVIL DIPSA, S.A. DE C.V.

** FINANCING **

A) SUPPLIER UNDERTAKES TO ESTABLISH, UNDER THE BEST TERMS FOR TELCEL, THE FINANCING NECESSARY TO COVER ONE HUNDRED PERCENT (100%) OF THE PART PURCHASED, FROM REPUTABLE INTERNATIONAL FINANCING SOURCES.

B) SUPPLIER UNDERTAKES TO HANDLE ON A TIMELY BASIS ALL RESPONSIBILITIES ENTRUSTED TO IT TO OBTAIN FINANCING;

C) THE OPERATIVE SPECIFICATIONS AND FINANCING TERMS AGREED BETWEEN TELCEL AND THE FINANCIAL INSTITUTION ARE DETERMINED SEPARATELY IN A "FINANCING AGREEMENT."

D) SUPPLIER MAY NOT INVOICE THE EQUIPMENT UNTIL THE CREDIT LINE IS AVAILABLE AT THE TIME THIS PURCHASE ORDER IS AUTHORIZED, [illegible] ACCEPT THE 2% DISCOUNT IN SUPPORT OF SUCH FINANCING, FOR WHICH IT WILL PREPARE THE CORRESPONDING MODIFICATION.

E) SUPPLIER WILL ABSORB ANY FEES OR CREDIT INSURANCE CHARGES FOR THE FINANCING BASED ON THE RATE IN EFFECT.

** PENALTIES **

AGREEMENT BETWEEN RADIOMOVIL DIPSA S.A. DE C.V., BRIGHTSTAR DE MEXICO AND TELULAR CORPORATION ON SEPTEMBER 13, 2000 AND THE FIRST AMENDMENT TO THE AGREEMENT FOR THE PURCHASE OF FIXED TELEPHONY DIGITAL CELLULAR TELEPHONES ENTERED INTO ON JUNE 20, 2002.

** ANY NOTES AFTER THIS LINE ARE NULL AND VOID **

                                          [signed]
         GUADALUPE TANAKA PEREZ     JOSE MORALES DUARTE
         Purchasing Manager         Assistant Purchasing Director